SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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                        Date of Report: February 15, 2001
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                        (Date of earliest event reported)


                          Boston Scientific Corporation
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                                     1-11083
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                            (Commission File Number)


                                   04-2695240
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                      (I.R.S. Employer Identification No.)


                           One Boston Scientific Place
                           Natick, Massachusetts 01760
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              (Address of principal executive offices) / (Zip Code)


                                 (508) 650-8000
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              (Registrant's telephone number, including area code)


             (Former name or address, if changed since last report)


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Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

              On February 15, 2001, Boston Scientific announced its intention to acquire Interventional Technologies, Inc., a California corporation ("IVT"). The transaction will be accounted for as a purchase and is valued at up to $618 million, of which $330 million will be payable in cash upon the consummation of the merger. The remaining consideration will be payable in cash contingent upon certain events occurring within the three year period following the consummation of the merger.

              Pursuant to the terms of the Agreement and Plan of Merger, Boston Scientific will merge Charger Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Boston Scientific ("Merger Sub"), with and into IVT. Following the consummation of the merger, the separate corporate existence of Merger Sub will cease and IVT will continue as the surviving corporation and as a wholly owned subsidiary of Boston Scientific. The transaction is subject to regulatory and IVT shareholder approval.

              In addition, Boston Scientific has agreed to purchase certain real property from an affiliate of IVT for $15 million in cash.

              The purchase price was arrived at through arm's length negotiations between Boston Scientific and IVT and was determined after consideration of IVT's financial statements and a review of IVT's assets and business performance.

              No prior material relationships existed between IVT and its respective affiliates, directors or officers, on the one hand, and Boston Scientific and its respective affiliates, directors or officers, on the other hand.

              Boston Scientific intends to borrow the funds necessary to pay the merger consideration from its existing credit facility.


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                                       3

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS
              (a)   Financial Statements:
                    N/A
              (b)   Pro Forma Financial Information:
                    N/A
              (c)   Exhibits:
                    2.1 Agreement and Plan of Merger dated February 15, 2001 among Boston Scientific Corporation, Charger Acquisition Corp. and Interventional Technologies, Inc.
                    99.1 Press release dated February 15, 2001 announcing Boston Scientific Corporation's agreement to acquire Interventional Technologies, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      BOSTON SCIENTIFIC Corporation



Date:  February 20, 2001              /s/   Lawrence J. Knopf
                                      ----------------------------------------
                                      Name:   Lawrence J. Knopf
                                      Title:  Vice President and
                                              Assistant General Counsel



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                                 EXHIBIT INDEX



Exhibit No.      Description
-----------      -----------

2.1 Agreement and Plan of Merger dated February 15, 2001 among Boston Scientific Corporation, Charger Acquisition Corp. and Interventional Technologies, Inc.
99.1             Press release dated February 15, 2001
                 announcing Boston Scientific Corporation's agreement to acquire Interventional
                 Technologies, Inc.